Prospectus Supplement	August 31, 2016

Putnam VT Voyager Fund
Prospectuses dated April 30, 2016

The closing of the merger of Putnam VT Voyager Fund into Putnam VT Growth Opportunities Fund (the “Merger”) was originally scheduled to occur on or about July 15, 2016, subject to certain closing conditions. As certain of these closing conditions remain outstanding, the Merger has been deferred. Subject to the satisfaction of the closing conditions, the Merger is currently expected to close on or about November 21, 2016, with the net asset value of shares to be issued in the Merger currently expected to be determined on or about November 18, 2016.

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